Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2019, 2020 and 2021, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 Avg. Monthly Residential Rev. ($) 146.47 136.42 140.02 140.96 134.59 168.29 128.58 128.62 137.13 180.61 Avg. Monthly Residential kWh 1,029 1,217 1,138 1,177 1,251 1,223 1,088 1,174 1,208 1,212 Avg. Residential Rev.(cents per kWh) 14.24 11.21 12.30 11.97 10.76 13.76 11.82 10.96 11.35 14.90 Times Interest Earned Ratio (1) 2.93 2.26 2.21 3.58 2.39 3.92 5.32 1.58 3.26 1.16 Equity / Assets (1) 55% 40% 46% 45% 31% 40% 51% 44% 45% 33% Equity / Total Capitalization (1) 61% 52% 56% 51% 39% 45% 60% 53% 58% 38% 2020 Avg. Monthly Residential Rev. ($) 142.11 133.05 142.92 138.15 132.92 171.42 128.96 124.22 134.02 175.42 Avg. Monthly Residential kWh 1,062 1,170 1,155 1,140 1,268 1,252 1,115 1,185 1,204 1,213 Avg. Residential Rev.(cents per kWh) 13.38 11.37 12.38 12.12 10.48 13.69 11.57 10.48 11.13 14.47 Times Interest Earned Ratio (1) 3.38 2.89 2.49 3.71 2.03 3.85 3.55 2.39 3.28 1.30 Equity / Assets (1) 54% 44% 47% 44% 32% 39% 41% 45% 46% 33% Equity / Total Capitalization (1) 60% 59% 59% 51% 38% 44% 52% 53% 56% 38% 2019 Avg. Monthly Residential Rev. ($) 145.62 138.93 145.41 144.06 134.37 171.97 129.66 129.66 142.86 180.84 Avg. Monthly Residential kWh 1,073 1,237 1,174 1,203 1,319 1,235 1,168 1,216 1,271 1,253 Avg. Residential Rev.(cents per kWh) 13.57 11.23 12.38 11.98 10.19 13.92 11.10 10.66 11.24 14.44 Times Interest Earned Ratio (1) 2.93 2.04 2.76 2.77 2.27 2.60 3.44 2.85 3.84 1.33 Equity / Assets (1) 56% 44% 49% 45% 33% 38% 42% 46% 46% 34% Equity / Total Capitalization (1) 62% 60% 57% 53% 39% 43% 51% 53% 53% 39% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 Avg. Monthly Residential Rev. ($) 129.06 160.79 150.70 123.24 132.84 142.60 146.91 133.89 136.92 133.56 Avg. Monthly Residential kWh 1,194 1,235 1,092 1,186 1,032 1,133 1,037 1,182 1,099 955 Avg. Residential Rev.(cents per kWh) 10.81 13.02 13.80 10.39 12.87 12.59 14.17 11.33 12.46 13.99 Times Interest Earned Ratio (1) 2.74 2.74 3.44 3.88 2.78 6.44 2.15 3.10 2.03 2.16 Equity / Assets (1) 53% 38% 48% 49% 36% 50% 37% 46% 34% 41% Equity / Total Capitalization (1) 67% 46% 58% 55% 46% 65% 40% 53% 43% 47% 2020 Avg. Monthly Residential Rev. ($) 125.72 158.97 152.40 123.05 134.64 134.78 144.95 137.93 137.23 128.28 Avg. Monthly Residential kWh 1,220 1,265 1,097 1,176 1,041 1,107 1,045 1,206 1,117 962 Avg. Residential Rev.(cents per kWh) 10.31 12.56 13.89 10.46 12.94 12.17 13.86 11.44 12.29 13.34 Times Interest Earned Ratio (1) 2.77 2.32 4.72 2.62 2.36 5.07 1.91 3.14 1.97 2.03 Equity / Assets (1) 54% 39% 46% 47% 38% 47% 35% 46% 33% 40% Equity / Total Capitalization (1) 69% 47% 55% 53% 52% 61% 39% 54% 42% 48% 2019 Avg. Monthly Residential Rev. ($) 129.61 161.97 143.68 124.57 136.32 148.86 150.82 139.40 138.84 135.16 Avg. Monthly Residential kWh 1,237 1,283 1,128 1,235 1,041 1,132 1,071 1,253 1,158 987 Avg. Residential Rev.(cents per kWh) 10.47 12.62 12.74 10.08 13.09 13.15 14.08 11.12 11.99 13.70 Times Interest Earned Ratio (1) 2.66 2.21 2.99 3.42 2.24 3.97 1.65 2.73 2.14 1.71 Equity / Assets (1) 56% 39% 44% 49% 39% 44% 33% 46% 35% 39% Equity / Total Capitalization (1) 68% 48% 52% 55% 50% 57% 37% 54% 43% 47% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 Avg. Monthly Residential Rev. ($) 163.64 169.26 124.08 155.63 145.84 157.36 140.49 140.92 138.97 140.20 Avg. Monthly Residential kWh 1,183 1,147 961 1,153 1,164 1,187 1,064 1,195 1,164 1,084 Avg. Residential Rev.(cents per kWh) 13.84 14.75 12.91 13.49 12.53 13.26 13.21 11.79 11.94 12.93 Times Interest Earned Ratio (1) 1.77 2.32 7.05 2.10 2.45 4.16 2.85 2.59 4.03 3.32 Equity / Assets (1) 42% 48% 72% 43% 37% 48% 41% 45% 33% 44% Equity / Total Capitalization (1) 47% 59% 83% 53% 42% 58% 46% 55% 47% 52% 2020 Avg. Monthly Residential Rev. ($) 149.94 165.99 124.51 151.18 149.97 158.18 139.38 132.91 133.50 137.55 Avg. Monthly Residential kWh 1,165 1,152 950 1,151 1,201 1,192 1,066 1,188 1,177 1,079 Avg. Residential Rev.(cents per kWh) 12.88 14.41 13.10 13.14 12.49 13.27 13.08 11.19 11.34 12.75 Times Interest Earned Ratio (1) 2.23 3.30 5.53 1.99 2.16 3.90 2.80 2.26 2.74 4.10 Equity / Assets (1) 43% 48% 68% 42% 37% 48% 39% 48% 32% 48% Equity / Total Capitalization (1) 48% 61% 81% 51% 43% 59% 45% 58% 46% 56% 2019 Avg. Monthly Residential Rev. ($) 155.31 165.85 127.36 155.32 148.87 159.92 141.49 138.78 128.08 139.97 Avg. Monthly Residential kWh 1,221 1,191 1,002 1,200 1,184 1,228 1,102 1,220 1,234 1,115 Avg. Residential Rev.(cents per kWh) 12.72 13.93 12.71 12.95 12.58 13.03 12.84 11.38 10.38 12.55 Times Interest Earned Ratio (1) 2.22 2.17 4.18 1.99 1.61 3.46 2.67 2.69 2.73 3.89 Equity / Assets (1) 42% 46% 64% 41% 36% 48% 38% 48% 34% 46% Equity / Total Capitalization (1) 47% 61% 79% 48% 42% 56% 44% 57% 47% 54% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2021 Avg. Monthly Residential Rev. ($) 135.59 162.03 166.91 125.36 151.74 119.39 145.74 129.41 138.94 Avg. Monthly Residential kWh 1,289 1,216 1,281 891 1,142 1,078 1,219 1,016 1,169 Avg. Residential Rev.(cents per kWh) 10.52 13.3 13.03 14.1 13.28 11.08 11.96 12.74 11.88 Times Interest Earned Ratio (1) 2.19 1.88 2.47 1.74 2.49 6.27 2.83 1.79 3.22 Equity / Assets (1) 33% 36% 48% 50% 33% 68% 42% 49% 43% Equity / Total Capitalization (1) 51% 42% 54% 54% 37% 75% 63% 53% 53% 2020 Avg. Monthly Residential Rev. ($) 125.83 158.42 165.90 123.47 149.50 120.98 144.01 125.29 137.13 Avg. Monthly Residential kWh 1,261 1,231 1,265 890 1,166 1,076 1,234 1,027 1,177 Avg. Residential Rev.(cents per kWh) 9.97 12.9 13.12 13.9 12.83 11.24 11.67 12.20 11.65 Times Interest Earned Ratio (1) 2.09 3.64 2.51 4.15 3.41 5.26 4.48 2.35 2.95 Equity / Assets (1) 33% 42% 48% 49% 36% 68% 36% 52% 42% Equity / Total Capitalization (1) 53% 49% 54% 52% 39% 75% 59% 56% 52% 2019 Avg. Monthly Residential Rev. ($) 134.01 165.22 172.19 126.07 157.38 127.32 147.44 127.09 139.74 Avg. Monthly Residential kWh 1,340 1,309 1,311 936 1,245 1,128 1,288 1,064 1,223 Avg. Residential Rev.(cents per kWh) 10.00 12.62 13.14 13.46 12.64 11.28 11.45 11.95 11.42 Times Interest Earned Ratio (1) 2.22 3.56 2.16 2.63 3.35 4.28 5.00 2.17 2.84 Equity / Assets (1) 36% 41% 49% 38% 34% 67% 37% 53% 42% Equity / Total Capitalization (1) 55% 48% 55% 54% 37% 75% 64% 57% 52% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 Residential Service 19,096 46,675 21,956 50,451 55,732 18,634 192,756 63,154 78,622 30,743 Commercial & Industrial 1,897 5,459 390 2,603 5,579 2,826 17,388 3,714 6,452 4,305 Other 262 5 808 385 383 136 5,430 3,237 951 1,032 Total Consumers Served 21,255 52,139 23,154 53,439 61,694 21,596 215,574 70,105 86,025 36,080 2020 Residential Service 18,827 45,653 21,412 49,511 53,933 17,950 190,114 61,923 76,940 30,348 Commercial & Industrial 1,877 5,171 391 2,566 5,318 2,815 17,152 3,650 6,382 4,258 Other 260 5 783 383 363 139 5,420 3,220 892 1,024 Total Consumers Served 20,964 50,829 22,586 52,460 59,614 20,904 212,686 68,793 84,214 35,630 2019 Residential Service 18,705 44,909 20,998 48,821 52,721 17,393 187,233 61,093 75,361 30,111 Commercial & Industrial 1,873 5,074 371 2,555 5,206 2,673 16,969 3,591 6,319 4,210 Other 255 8 765 384 345 141 5,388 3,156 817 994 Total Consumers Served 20,833 49,991 22,134 51,760 58,272 20,207 209,590 67,840 82,497 35,315 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 Residential Service 22,172 78,564 18,899 128,478 33,222 28,879 10,789 219,455 33,101 11,095 Commercial & Industrial 1,488 11,154 491 10,699 2,552 8,821 238 18,591 1,860 152 Other 460 1,185 704 1,969 8 11 1,652 5,212 446 461 Total Consumers Served 24,120 90,903 20,094 141,146 35,782 37,711 12,679 243,258 35,407 11,708 2020 Residential Service 21,799 77,451 18,708 125,898 32,749 28,513 10,669 214,537 32,661 10,930 Commercial & Industrial 1,471 10,883 489 10,394 2,530 8,477 233 18,177 1,826 149 Other 441 1,175 701 1,908 8 11 1,630 5,103 439 450 Total Consumers Served 23,711 89,509 19,898 138,200 35,287 37,001 12,532 237,817 34,926 11,529 2019 Residential Service 21,489 76,082 18,681 123,383 32,498 28,344 10,634 210,196 32,277 10,884 Commercial & Industrial 1,440 10,586 492 10,394 2,563 8,308 226 17,902 1,799 147 Other 429 1,134 692 1,813 6 11 1,617 5,003 431 441 Total Consumers Served 23,358 87,802 19,865 135,590 35,067 36,663 12,477 233,101 34,507 11,472

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 Residential Service 5,186 21,157 11,212 10,544 36,122 16,008 15,949 52,301 171,185 8,420 Commercial & Industrial 1,805 1,195 710 2,246 2,307 697 3,134 2,833 17,512 616 Other 1,252 3,055 709 195 439 1,020 - 2,546 2,040 226 Total Consumers Served 8,243 25,407 12,631 12,985 38,868 17,725 19,083 57,680 190,737 9,262 2020 Residential Service 5,172 20,953 11,035 10,475 35,348 15,733 15,755 51,565 167,510 8,290 Commercial & Industrial 1,776 1,169 691 2,161 2,367 662 3,007 2,759 17,259 615 Other 1,231 3,017 648 193 434 1,010 - 2,498 2,037 220 Total Consumers Served 8,179 25,139 12,374 12,829 38,149 17,405 18,762 56,822 186,806 9,125 2019 Residential Service 5,160 20,900 10,934 10,447 34,834 15,536 15,632 50,980 164,076 8,165 Commercial & Industrial 1,747 1,161 679 2,093 2,364 626 2,923 2,690 16,961 611 Other 1,207 2,960 624 194 442 994 - 2,449 2,016 217 Total Consumers Served 8,114 25,021 12,237 12,734 37,640 17,156 18,555 56,119 183,053 8,993 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2021 Residential Service 98,760 19,274 14,838 13,607 20,208 8,666 124,848 15,118 1,825,876 Commercial & Industrial 4,279 1,102 5,161 482 2,149 552 8,524 678 162,641 Other 1,379 21 860 1,027 - 137 1,482 143 41,268 Total Consumers Served 104,418 20,397 20,859 15,116 22,357 9,355 134,854 15,939 2,029,785 2020 Residential Service 96,969 18,855 14,777 13,504 19,855 8,525 122,399 14,991 1,792,237 Commercial & Industrial 4,199 1,081 5,093 477 2,122 545 8,268 621 159,081 Other 1,350 21 837 1,012 - 140 1,674 132 40,809 Total Consumers Served 102,518 19,957 20,707 14,993 21,977 9,210 132,341 15,744 1,992,127 2019 Residential Service 95,317 18,490 14,730 13,309 19,649 8,462 120,480 14,872 1,763,786 Commercial & Industrial 4,135 1,069 5,062 472 2,101 555 8,153 601 156,701 Other 1,324 21 806 981 - 133 1,680 130 40,008 Total Consumers Served 100,776 19,580 20,598 14,762 21,750 9,150 130,313 15,603 1,960,495

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 Residential Service 235,684 681,433 299,920 712,650 836,527 273,499 2,516,660 889,519 1,139,558 447,099 Commercial & Industrial 176,729 117,260 134,211 412,211 458,238 247,070 1,131,685 286,853 462,301 206,192 Other 7,264 92 15,276 5,777 3,622 2,066 230,838 74,793 6,721 36,030 Total MWh Sales 419,677 798,784 449,408 1,130,638 1,298,387 522,636 3,879,183 1,251,165 1,608,580 689,321 2020 Residential Service 239,873 641,083 296,717 677,457 820,697 269,638 2,543,578 880,402 1,111,393 441,588 Commercial & Industrial 172,340 109,568 131,095 372,821 434,170 235,347 1,116,709 284,411 436,835 201,968 Other 9,625 95 14,744 5,216 3,524 2,107 220,365 86,445 6,956 39,248 Total MWh Sales 421,837 750,747 442,556 1,055,494 1,258,391 507,092 3,880,653 1,251,259 1,555,184 682,804 2019 Residential Service 240,929 666,875 295,932 704,773 834,284 257,810 2,624,574 891,503 1,149,419 452,653 Commercial & Industrial 178,404 119,378 127,780 388,212 460,689 253,956 1,210,103 295,643 466,686 209,021 Other 12,376 134 18,128 6,725 3,808 2,529 250,006 110,243 7,472 45,664 Total MWh Sales 431,709 786,387 441,840 1,099,710 1,298,781 514,295 4,084,682 1,297,389 1,623,576 707,339 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 Residential Service 317,664 1,164,173 247,692 1,829,269 411,491 392,546 134,254 3,113,308 436,444 127,152 Commercial & Industrial 69,517 612,517 41,145 1,042,924 99,702 205,795 30,989 2,013,130 138,498 48,226 Other 4,191 38,189 14,748 11,226 47 643 16,645 304,339 18,232 4,137 Total MWh Sales 391,372 1,814,879 303,585 2,883,418 511,239 598,984 181,888 5,430,778 593,174 179,515 2020 Residential Service 319,106 1,176,028 246,250 1,776,843 408,915 378,774 133,847 3,105,148 437,678 126,159 Commercial & Industrial 66,862 589,703 39,039 988,478 90,821 199,726 30,832 1,952,614 120,962 49,393 Other 6,695 42,763 17,776 12,969 6,717 621 32,714 281,927 20,704 6,750 Total MWh Sales 392,663 1,808,495 303,065 2,778,290 506,453 579,120 197,394 5,339,689 579,344 182,302 2019 Residential Service 319,103 1,171,442 252,909 1,828,915 406,101 385,131 136,731 3,161,520 448,435 128,863 Commercial & Industrial 71,620 620,395 44,127 1,022,482 102,485 202,778 32,844 2,062,290 123,937 53,397 Other 7,138 55,144 20,882 14,605 94 786 37,740 304,513 25,502 9,015 Total MWh Sales 397,861 1,846,981 317,917 2,866,003 508,679 588,695 207,315 5,528,323 597,875 191,275

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 Residential Service 73,594 291,274 129,348 145,920 504,382 227,976 203,603 750,190 2,390,472 109,569 Commercial & Industrial 42,771 75,326 46,076 105,309 80,072 34,091 67,885 325,764 1,009,171 72,678 Other 14,370 50,154 6,789 4,292 16,060 20,083 - 34,216 182,526 3,932 Total MWh Sales 130,736 416,754 182,214 255,521 600,514 282,150 271,487 1,110,170 3,582,168 186,179 2020 Residential Service 72,274 289,601 125,815 144,650 509,397 225,017 201,446 735,093 2,365,426 107,312 Commercial & Industrial 42,768 76,984 47,355 106,722 81,739 32,328 67,764 318,372 972,180 73,535 Other 24,957 69,919 10,273 6,007 15,983 26,487 - 42,805 166,606 4,345 Total MWh Sales 139,998 436,503 183,443 257,378 607,119 283,832 269,211 1,096,270 3,504,212 185,193 2019 Residential Service 75,630 298,611 131,456 150,414 494,842 228,886 206,767 746,215 2,428,883 109,246 Commercial & Industrial 45,994 77,321 49,619 116,751 76,708 30,170 66,234 327,777 1,048,639 67,667 Other 33,316 81,802 14,511 8,262 17,482 34,075 - 48,105 179,062 5,789 Total MWh Sales 154,940 457,734 195,586 275,428 589,033 293,131 273,000 1,122,096 3,656,585 182,703 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2021 Residential Service 1,527,814 281,221 228,111 145,484 277,007 112,083 1,826,312 184,299 25,615,201 Commercial & Industrial 461,786 55,928 87,885 28,703 102,432 16,831 938,130 163,586 11,649,614 Other 18,286 4,501 29,817 34,381 - 2,572 55,660 5,311 1,277,828 Total MWh Sales 2,007,886 341,650 345,813 208,568 379,438 131,486 2,820,102 353,196 38,542,643 2020 Residential Service 1,467,869 278,542 224,260 144,233 277,714 110,101 1,812,514 184,787 25,307,226 Commercial & Industrial 434,257 53,055 87,258 28,147 101,207 14,944 692,403 151,802 11,006,513 Other 18,245 4,381 37,320 47,798 - 2,483 67,425 6,609 1,369,607 Total MWh Sales 1,920,371 335,978 348,838 220,178 378,921 127,528 2,572,342 343,198 37,683,346 2019 Residential Service 1,532,624 290,391 231,701 149,558 293,503 114,580 1,861,914 189,863 25,892,987 Commercial & Industrial 466,838 54,236 92,649 25,685 107,708 15,501 692,079 165,573 11,573,381 Other 18,191 5,354 44,913 51,141 - 2,863 75,600 8,130 1,561,101 Total MWh Sales 2,017,653 349,981 369,264 226,385 401,211 132,945 2,629,594 363,567 39,027,470

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 Residential Service $33,564,038 $76,406,079 $36,890,611 $85,335,988 $90,010,762 $37,630,443 $297,411,036 $97,471,103 $129,375,339 $66,630,291 Commercial & Industrial 17,186,413 14,790,193 11,033,271 31,220,869 35,447,473 23,474,737 110,121,821 26,782,676 45,210,012 21,300,819 Other 913,432 27,940 2,019,448 948,985 903,728 397,225 22,320,434 8,379,370 2,041,411 4,806,178 Total Electric Sales $51,663,883 $91,224,212 $49,943,330 $117,505,842 $126,361,963 $61,502,405 $429,853,291 $132,633,149 $176,626,762 $92,737,288 Other Operating Revenue 806,594 (46,600) 10,542,687 6,065,971 7,203,320 866,251 9,226,399 3,442,407 3,246,149 2,973,705 Total Operating Revenue $52,470,477 $91,177,612 $60,486,017 $123,571,813 $133,565,283 $62,368,656 $439,079,690 $136,075,556 $179,872,911 $95,710,993 2020 Residential Service $32,105,318 $72,888,512 $36,723,596 $82,079,923 $86,027,796 $36,923,668 $294,194,966 $92,307,200 $123,733,422 $63,885,361 Commercial & Industrial 16,892,426 13,872,280 10,643,640 29,835,106 32,933,177 22,534,941 107,503,767 25,066,207 41,970,853 20,396,185 Other 1,159,794 27,980 2,161,442 877,493 818,416 395,366 21,120,519 9,068,749 1,962,648 5,134,294 Total Electric Sales $50,157,538 $86,788,772 $49,528,678 $112,792,522 $119,779,389 $59,853,975 $422,819,252 $126,442,156 $167,666,923 $89,415,840 Other Operating Revenue 295,933 3,218,356 10,136,532 5,604,455 (1,357,085) 656,034 7,911,894 2,717,768 5,182,920 7,122,381 Total Operating Revenue $50,453,471 $90,007,128 $59,665,210 $118,396,977 $118,422,304 $60,510,009 $430,731,146 $129,159,924 $172,849,843 $96,538,221 2019 Residential Service $32,685,358 $74,868,918 $36,640,315 $84,397,569 $85,009,865 $35,893,223 $291,307,996 $95,052,444 $129,192,456 $65,341,537 Commercial & Industrial 17,160,008 14,726,324 11,252,179 30,783,909 34,530,908 23,403,673 111,724,008 26,499,496 44,926,944 20,893,222 Other 1,429,735 34,276 2,354,480 978,401 756,261 441,378 22,672,841 11,863,430 1,932,003 5,840,411 Total Electric Sales $51,275,101 $89,629,518 $50,246,974 $116,159,879 $120,297,034 $59,738,274 $425,704,845 $133,415,370 $176,051,403 $92,075,170 Other Operating Revenue 597,618 39,731 9,581,336 3,682,112 (1,741,117) (3,756,934) 9,440,453 3,587,873 971,797 2,301,453 Total Operating Revenue $51,872,719 $89,669,249 $59,828,310 $119,841,991 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 Residential Service $34,338,592 $151,587,175 $34,177,652 $189,997,776 $52,957,313 $49,418,392 $19,019,786 $352,599,873 $54,384,738 $17,782,609 Commercial & Industrial 7,697,465 63,358,835 4,310,320 96,332,535 11,482,430 24,691,411 3,619,982 191,353,853 13,194,552 4,754,418 Other 773,208 5,557,184 2,368,854 3,157,114 12,836 69,919 3,022,144 35,916,869 2,817,874 720,184 Total Electric Sales $42,809,265 $220,503,194 $40,856,826 $289,487,425 $64,452,579 $74,179,722 $25,661,912 $579,870,595 $70,397,164 $23,257,211 Other Operating Revenue 293,183 7,963,214 924,099 17,549,540 4,099,002 2,821,911 2,874,120 3,995,007 2,789,387 39,693 Total Operating Revenue $43,102,448 $228,466,408 $41,780,925 $307,036,965 $68,551,581 $77,001,633 $28,536,032 $583,865,602 $73,186,551 $23,296,904 2020 Residential Service $32,887,036 $147,752,394 $34,214,217 $185,908,336 $52,910,424 $46,115,527 $18,557,194 $355,099,317 $53,786,609 $16,825,846 Commercial & Industrial 7,106,560 58,743,762 4,157,541 92,644,991 10,872,879 22,971,749 3,473,997 188,217,738 12,085,451 4,804,263 Other 1,009,893 5,797,905 2,662,554 2,832,696 984,574 64,755 4,838,314 34,943,277 3,048,652 1,008,946 Total Electric Sales $41,003,489 $212,294,061 $41,034,312 $281,386,023 $64,767,877 $69,152,031 $26,869,505 $578,260,332 $68,920,712 $22,639,055 Other Operating Revenue (2,283,074) 5,657,457 1,380,823 5,717,967 2,360,186 2,580,999 438,985 17,549,022 2,487,567 329,921 Total Operating Revenue $38,720,415 $217,951,518 $42,415,135 $287,103,990 $67,128,063 $71,733,030 $27,308,490 $595,809,354 $71,408,279 $22,968,976 2019 Residential Service $33,423,559 $147,876,722 $32,209,023 $184,433,166 $53,162,849 $50,633,076 $19,245,457 $351,619,943 $53,774,702 $17,652,798 Commercial & Industrial 7,559,160 61,872,840 4,347,780 90,175,899 12,042,920 25,107,763 3,756,687 193,094,163 12,083,016 5,023,280 Other 1,044,094 6,948,080 2,736,639 2,918,606 10,363 84,338 5,590,672 35,453,189 3,283,628 1,283,683 Total Electric Sales $42,026,813 $216,697,642 $39,293,442 $277,527,671 $65,216,132 $75,825,177 $28,592,816 $580,167,295 $69,141,346 $23,959,761 Other Operating Revenue (2,274,383) 6,056,910 1,233,014 7,060,003 2,057,968 (5,151,886) (2,098,620) 7,726,283 2,881,651 443,968 Total Operating Revenue $39,752,430 $222,754,552 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,997 $24,403,729

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 Residential Service $10,183,787 $42,971,237 $16,694,199 $19,691,458 $63,214,287 $30,227,476 $26,888,343 $88,440,099 $285,469,555 $14,165,755 Commercial & Industrial 5,823,549 9,285,528 4,871,181 9,886,366 8,221,611 3,573,505 8,565,018 23,248,861 102,551,294 7,189,949 Other 2,596,794 7,439,203 1,128,389 565,585 1,894,492 3,114,719 - 5,121,754 18,485,060 577,905 Total Electric Sales $18,604,130 $59,695,968 $22,693,769 $30,143,409 $73,330,390 $36,915,700 $35,453,361 $116,810,714 $406,505,909 $21,933,609 Other Operating Revenue 1,174,087 1,351,327 735,654 (311,332) 2,252,283 (1,858,873) 335,510 3,466,205 (6,916,291) 130,123 Total Operating Revenue $19,778,217 $61,047,295 $23,429,423 $29,832,077 $75,582,673 $35,056,827 $35,788,871 $120,276,919 $399,589,618 $22,063,732 2020 Residential Service $9,305,779 $41,737,073 $16,487,631 $19,003,717 $63,613,395 $29,864,226 $26,351,947 $82,243,351 $268,347,683 $13,683,306 Commercial & Industrial 5,370,804 9,356,554 4,764,109 9,764,392 8,131,784 3,419,230 8,428,571 21,731,177 96,208,244 7,323,180 Other 3,906,149 9,794,705 1,610,536 700,107 1,854,977 3,845,967 - 5,284,985 18,156,173 584,454 Total Electric Sales $18,582,732 $60,888,332 $22,862,276 $29,468,216 $73,600,156 $37,129,423 $34,780,518 $109,259,513 $382,712,100 $21,590,940 Other Operating Revenue 532,323 2,337,166 640,556 (1,248,202) 615,441 (1,107,333) 965,402 3,295,836 (7,632,635) 581,548 Total Operating Revenue $19,115,055 $63,225,498 $23,502,832 $28,220,014 $74,215,597 $36,022,090 $35,745,920 $112,555,349 $375,079,465 $22,172,488 2019 Residential Service $9,616,936 $41,594,118 $16,710,997 $19,471,885 $62,227,116 $29,813,748 $26,541,828 $84,902,534 $252,169,482 $13,714,331 Commercial & Industrial 5,887,308 8,969,321 4,987,497 10,412,513 8,180,165 3,261,252 8,239,515 23,018,348 95,598,632 6,758,631 Other 4,881,324 10,957,963 2,063,394 911,877 1,953,193 4,628,734 - 6,152,839 17,638,710 697,412 Total Electric Sales $20,385,568 $61,521,402 $23,761,888 $30,796,275 $72,360,474 $37,703,734 $34,781,343 $114,073,721 $365,406,824 $21,170,374 Other Operating Revenue (987,647) 1,990,693 708,353 (1,644,363) 848,147 (1,247,006) 1,004,800 3,347,448 (4,349,572) 458,858 Total Operating Revenue $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,728 $35,786,143 $117,421,169 $361,057,252 $21,629,232 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2021 Residential Service $160,688,027 $37,475,681 $29,719,439 $20,469,574 $36,797,298 $12,415,924 $218,337,156 $23,476,636 $3,044,315,527 Commercial & Industrial 38,738,312 6,210,131 12,429,415 4,189,777 10,298,146 1,896,719 81,564,442 14,229,106 1,110,136,995 Other 3,398,833 442,143 4,673,254 6,820,441 - 325,447 8,052,283 727,268 162,537,907 Total Electric Sales $202,825,172 $44,127,955 $46,822,108 $31,479,792 $47,095,444 $14,638,090 $307,953,881 $38,433,010 $4,316,990,429 Other Operating Revenue 7,312,526 1,071,173 999,552 486,018 1,316,143 435,564 29,595,170 908,132 130,159,010 Total Operating Revenue $210,137,698 $45,199,128 $47,821,660 $31,965,810 $48,411,587 $15,073,654 $337,549,051 $39,341,142 $4,447,149,439 2020 Residential Service $146,415,651 $35,844,380 $29,418,721 $20,008,108 $35,620,043 $12,376,327 $211,515,231 $22,538,567 $2,949,301,798 Commercial & Industrial 35,417,245 5,650,288 12,299,707 4,251,948 9,535,209 1,757,642 67,420,519 12,326,140 1,049,884,256 Other 3,355,681 482,655 5,532,796 8,535,010 - 304,810 9,607,775 783,312 174,258,359 Total Electric Sales $185,188,577 $41,977,323 $47,251,224 $32,795,066 $45,155,252 $14,438,779 $288,543,525 $35,648,019 $4,173,444,413 Other Operating Revenue 4,024,433 943,569 144,055 326,453 1,287,009 648,961 26,809,219 865,747 111,738,589 Total Operating Revenue $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,740 $315,352,744 $36,513,766 $4,285,183,002 2019 Residential Service $153,277,676 $36,659,428 $30,436,355 $20,133,741 $37,109,095 $12,928,433 $213,163,820 $22,681,031 $2,957,573,530 Commercial & Industrial 37,474,717 5,778,139 12,884,388 3,855,058 10,312,798 1,830,157 68,713,880 12,894,171 1,080,020,669 Other 3,304,542 483,623 6,298,659 8,564,842 - 372,363 10,135,153 892,252 187,593,388 Total Electric Sales $194,056,935 $42,921,190 $49,619,402 $32,553,641 $47,421,893 $15,130,953 $292,012,853 $36,467,454 $4,225,187,587 Other Operating Revenue (2,142,904) 1,057,853 (1,722,384) 642,453 1,212,229 378,261 20,316,388 886,559 63,397,396 Total Operating Revenue $191,914,031 $43,979,043 $47,897,018 $33,196,094 $48,634,122 $15,509,214 $312,329,241 $37,354,013 $4,288,584,983

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 Operating Revenue & Patronage Capital $52,470,476 $91,177,614 $60,486,017 $123,571,813 $133,565,283 $62,368,655 $439,079,690 $136,075,556 $179,872,911 $95,710,993 Depreciation and Amortization 4,357,572 7,267,588 6,025,422 9,984,048 8,364,722 4,393,308 32,333,041 10,890,404 11,929,991 9,843,373 Other Operating Expenses 44,159,823 83,054,400 50,956,279 100,092,448 116,046,167 49,419,240 373,298,742 119,968,126 158,706,395 81,093,870 Electric Operating Margin $3,953,081 $855,626 $3,504,316 $13,495,317 $9,154,394 $8,556,107 $33,447,907 $5,217,026 $9,236,525 $4,773,750 Other Income 1,112,678 5,622,541 1,152,763 987,606 2,876,507 1,083,982 69,247,915 2,040,411 6,560,069 1,698,945 Gross Operating Margin $5,065,759 $6,478,167 $4,657,079 $14,482,923 $12,030,901 $9,640,089 $102,695,822 $7,257,437 $15,796,594 $6,472,695 Interest on Long-term Debt 1,715,240 2,852,304 2,102,589 4,042,744 4,916,054 2,455,293 19,164,118 4,583,870 4,641,091 5,577,757 Other Deductions 43,311 26,853 10,123 5,085 263,377 7,437 687,053 - 670,272 26,809 Net Margins $3,307,208 $3,599,010 $2,544,367 $10,435,094 $6,851,470 $7,177,359 $82,844,651 $2,673,567 $10,485,231 $868,129 2020 Operating Revenue & Patronage Capital $50,453,474 $90,007,128 $59,665,210 $118,396,975 $118,422,304 $60,510,009 $430,731,145 $129,159,924 $172,849,844 $96,538,221 Depreciation and Amortization 4,167,374 6,912,180 5,868,562 9,585,535 7,928,944 4,132,942 32,436,976 10,401,376 11,581,685 10,421,272 Other Operating Expenses 42,131,986 79,319,293 49,250,931 95,171,701 102,918,321 48,065,693 368,410,352 109,949,058 151,023,398 80,165,101 Electric Operating Margin $4,154,114 $3,775,655 $4,545,717 $13,639,739 $7,575,039 $8,311,374 $29,883,817 $8,809,490 $10,244,761 $5,951,848 Other Income 1,688,397 3,360,899 1,199,602 1,671,223 3,552,898 1,136,446 39,122,045 2,150,674 10,045,610 1,263,941 Gross Operating Margin $5,842,511 $7,136,554 $5,745,319 $15,310,962 $11,127,937 $9,447,820 $69,005,862 $10,960,164 $20,290,371 $7,215,789 Interest on Long-term Debt 1,723,771 2,447,584 2,306,658 4,121,289 5,421,390 2,418,250 19,364,278 4,593,728 6,109,128 5,522,036 Other Deductions 12,485 67,776 4,944 15,219 141,126 132,606 234,717 - 257,210 28,648 Net Margins $4,106,255 $4,621,194 $3,433,717 $11,174,454 $5,565,421 $6,896,964 $49,406,867 $6,366,436 $13,924,033 $1,665,105 2019 Operating Revenue & Patronage Capital $51,872,719 $89,669,249 $59,828,310 $119,841,992 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 Depreciation and Amortization 3,946,602 6,651,952 5,751,816 9,311,574 7,485,458 3,782,692 32,739,463 9,755,615 11,012,348 9,813,601 Other Operating Expenses 44,488,912 78,958,360 48,539,416 100,591,952 102,583,367 46,932,224 358,379,038 116,077,827 147,878,865 78,917,247 Electric Operating Margin $3,437,205 $4,058,937 $5,537,078 $9,938,466 $8,487,092 $5,266,424 $44,026,798 $11,169,801 $18,131,987 $5,645,775 Other Income 1,634,198 2,496,362 1,490,623 2,442,425 4,496,416 1,095,114 29,155,895 1,969,997 8,328,474 1,803,391 Gross Operating Margin $5,071,403 $6,555,299 $7,027,701 $12,380,891 $12,983,508 $6,361,538 $73,182,693 $13,139,798 $26,460,461 $7,449,166 Interest on Long-term Debt 1,722,105 3,157,181 2,542,410 4,445,714 5,567,179 2,445,489 20,863,240 4,606,791 6,803,263 5,601,151 Other Deductions 25,308 122,068 7,147 64,098 342,775 14,614 1,331,599 - 343,379 13,328 Net Margins $3,323,990 $3,276,050 $4,478,144 $7,871,079 $7,073,554 $3,901,435 $50,987,853 $8,533,007 $19,313,819 $1,834,687 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 Operating Revenue & Patronage Capital $43,102,448 $228,466,408 $41,780,925 $307,036,964 $68,551,581 $77,001,634 $28,536,032 $583,865,602 $73,185,551 $23,296,905 Depreciation and Amortization 3,097,051 15,759,780 3,585,669 19,075,276 6,727,175 5,707,348 3,374,195 38,596,482 6,002,989 2,209,116 Other Operating Expenses 38,828,109 200,322,301 33,608,001 269,650,406 57,488,913 62,900,405 21,698,943 516,642,333 61,426,705 19,580,951 Electric Operating Margin $1,177,288 $12,384,327 $4,587,255 $18,311,282 $4,335,493 $8,393,881 $3,462,894 $28,626,787 $5,755,857 $1,506,838 Other Income 1,565,650 1,637,405 801,223 19,912,039 2,477,289 4,069,883 538,075 17,854,839 (1,181,369) 657,113 Gross Operating Margin $2,742,938 $14,021,732 $5,388,478 $38,223,321 $6,812,782 $12,463,764 $4,000,969 $46,481,626 $4,574,488 $2,163,951 Interest on Long-term Debt 1,000,159 4,958,399 1,521,747 9,832,261 2,354,627 1,935,557 1,835,611 14,992,742 2,218,962 1,000,000 Other Deductions - 431,511 156,321 115,002 274,874 2,859 62,304 - 59,086 - Net Margins $1,742,779 $8,631,822 $3,710,410 $28,276,058 $4,183,281 $10,525,348 $2,103,054 $31,488,884 $2,296,440 $1,163,951 2020 Operating Revenue & Patronage Capital $38,720,416 $217,951,518 $42,415,133 $287,103,981 $67,128,063 $71,733,031 $27,308,490 $595,809,354 $71,408,278 $22,968,977 Depreciation and Amortization 2,991,389 15,250,294 3,516,670 17,298,454 6,397,382 5,504,610 3,253,905 37,589,426 5,808,451 1,898,501 Other Operating Expenses 34,249,232 189,649,248 33,575,781 247,918,425 56,109,944 58,790,434 21,086,743 524,379,528 61,117,716 18,899,345 Electric Operating Margin $1,479,795 $13,051,976 $5,322,682 $21,887,102 $4,620,737 $7,437,987 $2,967,842 $33,840,400 $4,482,111 $2,171,131 Other Income 1,415,324 1,944,945 2,682,171 4,496,708 2,422,410 4,367,787 634,439 18,997,728 261,894 269,589 Gross Operating Margin $2,895,119 $14,996,921 $8,004,853 $26,383,810 $7,043,147 $11,805,774 $3,602,281 $52,838,128 $4,744,005 $2,440,720 Interest on Long-term Debt 1,043,309 6,244,800 1,668,125 10,035,502 2,904,396 2,327,222 1,871,066 16,835,438 2,356,844 1,200,000 Other Deductions - 490,650 136,144 46,535 185,146 800 34,844 3,884 104,877 - Net Margins $1,851,810 $8,261,471 $6,200,584 $16,301,773 $3,953,605 $9,477,752 $1,696,371 $35,998,806 $2,282,284 $1,240,720 2019 Operating Revenue & Patronage Capital $39,752,431 $222,754,550 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,996 $23,665,085 Depreciation and Amortization 2,872,212 14,648,234 3,466,874 16,884,241 6,112,359 5,293,781 3,151,210 37,478,298 5,673,181 1,770,809 Other Operating Expenses 35,317,178 195,658,770 34,342,115 241,128,021 57,005,074 58,112,387 20,688,383 516,274,017 60,872,414 19,711,635 Electric Operating Margin $1,563,041 $12,447,546 $2,717,467 $26,575,412 $4,156,667 $7,267,123 $2,654,603 $34,141,263 $5,477,401 $2,182,641 Other Income 1,868,819 3,042,135 2,519,078 8,296,768 3,165,059 4,658,522 626,035 24,932,374 785,464 237,781 Gross Operating Margin $3,431,860 $15,489,681 $5,236,545 $34,872,180 $7,321,726 $11,925,645 $3,280,638 $59,073,637 $6,262,865 $2,420,422 Interest on Long-term Debt 1,291,067 6,738,843 1,540,655 10,091,102 3,268,555 3,001,394 1,943,799 21,574,579 2,882,130 1,416,000 Other Deductions - 578,355 636,628 317,369 13,412 6,478 68,098 124,027 98,440 - Net Margins $2,140,793 $8,172,483 $3,059,262 $24,463,709 $4,039,759 $8,917,773 $1,268,741 $37,375,031 $3,282,295 $1,004,422

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 Operating Revenue & Patronage Capital $19,778,218 $61,047,295 $23,432,378 $29,832,077 $73,582,674 $36,854,842 $35,788,871 $120,276,917 $399,589,618 $22,063,730 Depreciation and Amortization 1,981,542 4,610,725 1,694,580 2,393,510 5,993,376 2,703,177 2,987,839 7,943,365 22,186,511 1,263,554 Other Operating Expenses 16,409,661 51,740,825 20,382,093 25,145,169 62,751,579 29,972,252 29,544,524 104,305,004 343,161,555 17,871,152 Electric Operating Margin $1,387,015 $4,695,745 $1,355,705 $2,293,398 $4,837,719 $4,179,413 $3,256,508 $8,028,548 $34,241,552 $2,929,024 Other Income 396,674 1,420,160 181,261 762,113 3,362,998 255,892 950,836 1,914,045 4,639,601 511,447 Gross Operating Margin $1,783,689 $6,115,905 $1,536,966 $3,055,511 $8,200,717 $4,435,305 $4,207,344 $9,942,593 $38,881,153 $3,440,471 Interest on Long-term Debt 974,539 2,576,283 217,650 1,454,874 3,267,113 1,064,662 1,468,661 3,748,871 9,650,691 808,040 Other Deductions 60,262 133,152 2,171 4,220 201,671 3,658 28,989 221,212 10,167 754,717 Net Margins $748,888 $3,406,470 $1,317,145 $1,596,417 $4,731,933 $3,366,985 $2,709,694 $5,972,510 $29,220,295 $1,877,714 2020 Operating Revenue & Patronage Capital $19,115,055 $63,225,498 $23,502,832 $28,220,014 $72,715,598 $36,022,090 $35,745,920 $112,555,347 $375,079,465 $22,172,487 Depreciation and Amortization 1,928,036 4,445,748 1,645,054 2,327,698 5,827,368 2,624,468 3,140,910 7,599,074 21,248,227 1,218,823 Other Operating Expenses 15,347,508 50,557,965 18,990,444 23,480,794 61,025,117 30,294,946 29,010,121 98,049,397 331,810,023 17,486,856 Electric Operating Margin $1,839,511 $8,221,785 $2,867,334 $2,411,522 $5,863,113 $3,102,676 $3,594,889 $6,906,876 $22,021,215 $3,466,808 Other Income 427,240 404,234 637,953 755,029 1,411,222 1,763,099 1,011,452 2,575,692 6,278,841 541,292 Gross Operating Margin $2,266,751 $8,626,019 $3,505,287 $3,166,551 $7,274,335 $4,865,775 $4,606,341 $9,482,568 $28,300,056 $4,008,100 Interest on Long-term Debt 999,219 2,550,544 633,152 1,584,300 3,278,307 1,247,064 1,641,929 4,160,602 10,232,977 795,319 Other Deductions 41,955 220,822 4,321 9,222 187,059 - 10,973 93,192 288,829 750,000 Net Margins $1,225,577 $5,854,653 $2,867,814 $1,573,029 $3,808,969 $3,618,711 $2,953,439 $5,228,774 $17,778,250 $2,462,781 2019 Operating Revenue & Patronage Capital $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,731 $35,786,143 $117,421,165 $361,057,252 $21,629,231 Depreciation and Amortization 1,849,023 4,297,045 1,595,130 2,254,170 5,580,465 2,537,821 3,021,441 7,392,843 20,072,207 1,122,854 Other Operating Expenses 15,613,262 54,791,290 19,836,823 24,419,644 61,156,288 30,714,821 29,061,389 101,113,457 318,136,532 17,090,282 Electric Operating Margin $1,935,636 $4,423,760 $3,038,288 $2,478,098 $6,471,868 $3,204,089 $3,703,313 $8,914,865 $22,848,513 $3,416,095 Other Income 409,426 1,600,244 1,023,493 856,646 (724,025) 2,028,693 1,220,232 3,176,081 10,074,502 428,711 Gross Operating Margin $2,345,062 $6,024,004 $4,061,781 $3,334,744 $5,747,843 $5,232,782 $4,923,545 $12,090,946 $32,923,015 $3,844,806 Interest on Long-term Debt 992,774 2,461,274 968,554 1,678,449 3,512,836 1,514,305 1,845,326 4,454,936 12,003,299 794,744 Other Deductions 136,308 693,161 16,650 1,677 83,040 - 3,084 119,834 127,200 750,000 Net Margins $1,215,980 $2,869,569 $3,076,577 $1,654,618 $2,151,967 $3,718,477 $3,075,135 $7,516,176 $20,792,516 $2,300,062 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2021 Operating Revenue & Patronage Capital $210,137,699 $45,199,127 $47,821,664 $31,965,809 $48,411,586 $15,073,652 $337,549,051 $39,341,139 $4,446,949,405 Depreciation and Amortization 11,485,998 3,416,694 4,096,515 2,574,808 4,227,537 973,761 16,038,068 2,890,972 308,987,082 Other Operating Expenses 192,550,408 39,254,335 40,080,734 27,049,533 36,765,257 13,199,446 314,341,252 34,925,135 3,858,392,471 Electric Operating Margin $6,101,293 $2,528,098 $3,644,415 $2,341,468 $7,418,792 $900,445 $7,169,731 $1,525,032 $279,569,852 Other Income 2,781,657 435,299 1,305,154 646,324 (1,327,995) 378,900 7,311,106 852,968 167,494,004 Gross Operating Margin $8,882,950 $2,963,397 $4,949,569 $2,987,792 $6,090,797 $1,279,345 $14,480,837 $2,378,000 $447,063,856 Interest on Long-term Debt 4,035,854 1,575,534 1,976,951 1,699,418 2,441,356 200,098 5,055,913 1,326,124 137,243,757 Other Deductions 55,164 - 72,330 22,402 19,097 25,101 167,237 - 4,623,827 Net Margins $4,791,932 $1,387,863 $2,900,288 $1,265,972 $3,630,344 $1,054,146 $9,257,687 $1,051,876 $305,196,272 2020 Operating Revenue & Patronage Capital $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,745 $315,352,744 $36,513,765 $4,283,682,996 Depreciation and Amortization 11,169,486 3,239,695 3,894,093 2,479,809 4,205,901 927,658 15,337,295 2,796,474 299,001,745 Other Operating Expenses 172,389,703 34,770,610 39,763,305 27,594,193 33,783,127 12,338,146 285,828,457 31,714,799 3,686,417,741 Electric Operating Margin $5,653,821 $4,910,587 $3,737,881 $3,047,517 $8,453,233 $1,821,941 $14,186,992 $2,002,492 $298,263,510 Other Income 2,865,107 744,329 1,416,183 3,493,798 399,436 596,144 8,530,778 930,382 137,466,941 Gross Operating Margin $8,518,928 $5,654,916 $5,154,064 $6,541,315 $8,852,669 $2,418,084 $22,717,770 $2,932,874 $435,730,450 Interest on Long-term Debt 4,021,840 1,553,183 2,037,597 1,499,839 2,591,675 456,144 5,036,792 1,247,343 146,082,640 Other Deductions 117,697 - 30,652 321,709 23,574 18,183 159,366 - 4,175,165 Net Margins $4,379,391 $4,101,733 $3,085,815 $4,719,767 $6,237,420 $1,943,757 $17,521,612 $1,685,531 $285,472,645 2019 Operating Revenue & Patronage Capital $191,914,031 $43,979,044 $47,897,018 $33,196,094 $48,634,122 $15,509,213 $312,329,241 $37,360,120 $4,287,852,443 Depreciation and Amortization 11,098,796 3,018,986 3,799,553 2,383,112 4,112,932 900,573 14,908,434 2,700,132 290,247,837 Other Operating Expenses 174,118,647 35,994,082 40,274,973 27,888,366 34,881,629 12,905,796 282,406,096 32,524,414 3,675,384,993 Electric Operating Margin $6,696,588 $4,965,976 $3,822,492 $2,924,616 $9,639,561 $1,702,844 $15,014,711 $2,135,574 $322,219,614 Other Income 2,431,649 1,160,518 1,757,087 2,089,962 887,453 795,067 9,548,665 1,096,402 144,905,736 Gross Operating Margin $9,128,237 $6,126,494 $5,579,579 $5,014,578 $10,527,014 $2,497,911 $24,563,376 $3,231,976 $467,125,350 Interest on Long-term Debt 4,061,249 1,723,248 2,452,774 1,550,476 3,118,929 580,453 4,879,880 1,487,777 161,583,930 Other Deductions 97,029 - 278,707 938,371 67,412 15,086 182,672 - 7,617,354 Net Margins $4,969,959 $4,403,246 $2,848,098 $2,525,731 $7,340,673 $1,902,372 $19,500,824 $1,744,199 $297,924,065

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2021 ASSETS Total Utility Plant (1) $148,212,395 $248,279,704 $167,770,781 $323,477,065 $299,153,030 $139,598,636 $986,191,276 $348,252,644 $412,001,682 $277,454,236 Depreciation 41,492,247 91,580,020 51,011,068 92,656,196 63,970,166 33,038,615 289,295,844 113,503,594 139,128,837 97,051,275 Net Plant 106,720,148 156,699,684 116,759,713 230,820,869 235,182,864 106,560,021 696,895,432 234,749,050 272,872,845 180,402,961 Other Assets 54,374,114 45,149,102 36,765,842 51,121,057 80,874,821 34,173,642 400,931,599 78,975,883 144,042,838 35,837,680 Total Assets $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 EQUITY & LIABILITIES Equity $88,011,983 $81,097,276 $70,845,186 $126,840,419 $97,786,250 $56,355,574 $564,357,405 $138,898,489 $188,198,511 $72,104,987 Long-term Debt 55,417,383 73,989,675 54,767,552 124,144,796 151,173,121 68,572,500 382,090,190 122,847,254 136,365,969 119,310,020 Other Liabilities 17,664,896 46,761,835 27,912,817 30,956,711 67,098,314 15,805,589 151,379,436 51,979,190 92,351,203 24,825,634 Total Equity and Liabilities $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 2020 ASSETS Total Utility Plant (1) $138,532,955 $235,984,228 $158,856,105 $309,846,692 $277,043,422 $130,715,506 $963,434,008 $328,905,467 $393,509,331 $264,849,924 Depreciation 38,283,109 87,855,607 47,704,130 87,890,521 60,656,156 30,410,041 280,856,941 104,103,479 132,504,549 91,278,147 Net Plant 100,249,846 148,128,621 111,151,975 221,956,171 216,387,266 100,305,465 682,577,067 224,801,988 261,004,782 173,571,777 Other Assets 57,582,711 33,633,543 35,053,348 55,148,976 75,437,215 31,965,660 405,725,071 74,352,452 136,778,788 39,780,692 Total Assets $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 EQUITY & LIABILITIES Equity $85,162,297 $80,527,546 $69,053,287 $121,592,108 $93,634,641 $52,069,969 $441,992,625 $135,651,822 $181,336,925 $71,203,383 Long-term Debt 57,362,139 55,618,915 47,478,788 118,832,418 151,143,494 65,753,527 405,717,261 120,451,024 141,670,939 115,869,053 Other Liabilities 15,308,121 45,615,703 29,673,248 36,680,621 47,046,346 14,447,629 240,592,252 43,051,594 74,775,706 26,280,033 Total Equity and Liabilities $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 2019 ASSETS Total Utility Plant (1) $132,841,049 $227,821,866 $152,556,866 $297,881,481 $258,402,925 $123,618,767 $932,582,516 $317,219,483 $378,761,564 $250,132,228 Depreciation 35,668,482 85,149,006 44,345,235 85,367,347 57,907,224 28,645,610 266,727,736 97,088,048 127,532,597 82,997,181 Net Plant 97,172,567 142,672,860 108,211,631 212,514,134 200,495,701 94,973,157 665,854,780 220,131,435 251,228,967 167,135,047 Other Assets 45,339,553 33,272,629 30,237,529 44,875,580 72,637,528 31,078,329 333,818,653 71,518,000 126,002,770 40,784,229 Total Assets $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 EQUITY & LIABILITIES Equity $80,452,137 $78,152,363 $67,518,307 $115,395,750 $90,623,066 $47,532,571 $424,057,135 $132,734,560 $174,769,587 $70,174,989 Long-term Debt 49,047,311 52,421,624 50,649,465 104,242,245 139,465,807 62,670,528 400,291,787 117,542,627 156,563,177 111,729,471 Other Liabilities 13,012,672 45,371,502 20,281,388 37,751,719 43,044,356 15,848,387 175,324,510 41,372,248 45,898,973 26,014,816 Total Equity and Liabilities $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2021 ASSETS Total Utility Plant (1) $98,185,339 $484,095,363 $121,118,711 $636,053,981 $204,630,282 $198,139,595 $110,147,432 $1,210,339,737 $199,293,533 $73,095,734 Depreciation 26,278,401 178,957,775 28,035,372 136,713,423 84,318,490 65,284,825 41,351,890 392,615,368 50,267,110 20,998,145 Net Plant 71,906,938 305,137,588 93,083,339 499,340,558 120,311,792 132,854,770 68,795,542 817,724,369 149,026,423 52,097,589 Other Assets 47,454,331 90,454,412 40,250,932 108,986,359 43,497,406 95,223,719 19,716,521 406,578,826 13,676,313 10,998,586 Total Assets $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 EQUITY & LIABILITIES Equity $63,065,805 $151,710,954 $63,584,914 $295,596,622 $58,905,871 $113,647,701 $32,828,981 $562,158,310 $56,012,112 $25,706,482 Long-term Debt 31,698,488 $177,017,584 46,536,649 244,360,499 69,470,232 61,552,043 48,592,967 494,774,274 75,161,178 28,615,765 Other Liabilities 24,596,976 66,863,462 23,212,708 68,369,796 35,433,095 52,878,745 7,090,115 167,370,611 31,529,446 8,773,928 Total Equity and Liabilities $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 2020 ASSETS Total Utility Plant (1) $93,665,370 $469,771,547 $117,401,828 $548,055,935 $187,440,225 $196,148,469 $106,019,106 $1,162,810,520 $193,108,618 $70,575,935 Depreciation 24,734,629 167,767,317 26,799,294 141,141,148 78,212,543 67,267,555 38,535,828 376,100,834 49,046,643 19,477,785 Net Plant 68,930,741 302,004,230 90,602,534 406,914,787 109,227,682 128,880,914 67,483,278 786,709,686 144,061,975 51,098,150 Other Assets 43,609,431 87,151,121 40,575,406 174,626,292 42,839,493 99,138,479 19,987,780 394,000,537 11,019,098 11,711,339 Total Assets $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 EQUITY & LIABILITIES Equity $61,304,783 $153,307,365 $59,922,794 $274,845,366 $57,299,760 $108,138,271 $30,973,538 $544,485,013 $51,930,913 $24,908,813 Long-term Debt 28,145,494 $170,943,337 48,870,450 239,492,556 53,572,859 68,363,797 48,075,456 467,348,067 72,483,244 26,516,847 Other Liabilities 23,089,895 64,904,649 22,384,696 67,203,157 41,194,556 51,517,325 8,422,064 168,877,143 30,666,916 11,383,829 Total Equity and Liabilities $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 2019 ASSETS Total Utility Plant (1) $90,200,098 $454,119,666 $117,671,754 $527,752,106 $177,132,480 $184,493,722 $102,010,977 $1,118,033,853 $187,178,494 $68,764,365 Depreciation 23,652,799 156,192,208 27,008,502 135,477,937 74,219,588 64,080,763 36,172,946 353,233,522 48,065,818 18,280,395 Net Plant 66,547,299 297,927,458 90,663,252 392,274,169 102,912,892 120,412,959 65,838,031 764,800,331 139,112,676 50,483,970 Other Assets 40,321,555 81,233,190 36,480,572 187,297,558 37,160,991 93,830,726 20,269,305 364,845,301 10,041,139 10,894,761 Total Assets $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 EQUITY & LIABILITIES Equity $59,441,334 $149,637,695 $55,958,635 $283,628,946 $54,785,360 $94,708,565 $28,546,000 $519,926,477 $51,734,646 $24,044,088 Long-term Debt 28,503,613 $163,816,347 51,194,291 234,346,141 55,430,542 71,316,003 49,499,967 437,714,915 67,499,110 27,347,812 Other Liabilities 18,923,907 65,706,606 19,990,898 61,596,640 29,857,981 48,219,117 8,061,369 172,004,240 29,920,059 9,986,831 Total Equity and Liabilities $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2021 ASSETS Total Utility Plant (1) $63,783,298 185,640,808 $66,367,916 $85,800,828 $212,313,316 $89,236,765 $113,606,593 $252,484,233 $729,046,717 $50,298,782 Depreciation 16,217,688 39,584,048 24,304,725 26,710,055 73,021,959 25,343,124 37,260,688 55,770,533 133,207,655 10,848,915 Net Plant 47,565,610 146,056,760 42,063,191 59,090,773 139,291,357 63,893,641 76,345,905 196,713,700 595,839,062 39,449,867 Other Assets 13,128,225 41,893,075 16,688,950 23,284,212 39,950,610 42,064,042 21,736,146 72,002,922 285,933,651 19,899,391 Total Assets $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 EQUITY & LIABILITIES Equity $25,681,857 $90,406,827 $42,168,013 $35,228,785 $66,847,802 $50,452,156 $39,890,214 $120,365,729 $290,418,850 $26,293,796 Long-term Debt 29,403,489 63,300,052 8,660,317 31,075,142 92,916,236 36,040,267 46,138,121 99,484,591 332,440,853 24,574,337 Other Liabilities 5,608,489 34,242,956 7,923,811 16,071,058 19,477,929 19,465,260 12,053,716 48,866,302 258,913,010 8,481,125 Total Equity and Liabilities $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 2020 ASSETS Total Utility Plant (1) $60,813,881 178,608,729 $64,091,391 $83,488,534 $206,677,684 $86,758,958 $108,932,219 $238,822,302 $699,592,798 $47,402,601 Depreciation 14,860,335 36,124,366 23,040,987 24,943,927 70,114,514 24,179,816 36,341,783 52,539,354 132,589,958 10,716,104 Net Plant 45,953,546 142,484,363 41,050,404 58,544,607 136,563,170 62,579,142 72,590,436 186,282,948 567,002,840 36,686,497 Other Assets 11,939,623 40,073,287 17,179,863 22,887,001 36,386,645 38,304,827 22,923,557 63,351,564 265,529,457 15,476,552 Total Assets $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,634,512 $832,532,297 $52,163,049 EQUITY & LIABILITIES Equity $25,029,338 $88,440,279 $39,415,544 $33,940,146 $63,460,716 $48,729,156 $37,298,168 $118,730,227 $269,552,162 $24,861,707 Long-term Debt 27,289,601 56,912,500 9,113,782 33,100,027 82,429,785 34,277,086 45,403,795 84,842,195 319,927,545 19,720,923 Other Liabilities 5,574,230 37,204,871 9,700,941 14,391,435 27,059,314 17,877,727 12,812,030 46,062,090 243,052,590 7,580,419 Total Equity and Liabilities $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,634,512 $832,532,297 $52,163,049 2019 ASSETS Total Utility Plant (1) $58,667,443 167,413,618 $61,781,356 $81,283,181 $198,832,925 $83,679,633 $105,621,993 $230,698,833 $659,661,686 $44,984,285 Depreciation 13,430,185 33,741,901 21,480,834 23,899,214 66,002,762 23,362,635 35,353,137 49,912,479 127,826,612 10,134,414 Net Plant 45,237,258 133,671,717 40,300,522 57,383,967 132,830,163 60,316,998 70,268,856 180,786,354 531,835,074 34,849,871 Other Assets 11,879,343 52,904,200 16,697,932 22,818,317 34,801,283 38,302,132 20,438,906 63,460,836 268,462,635 14,692,625 Total Assets $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 EQUITY & LIABILITIES Equity $23,918,580 $85,821,533 $36,635,989 $32,641,839 $61,076,149 $46,990,616 $34,624,913 $117,714,798 $272,093,469 $22,853,099 Long-term Debt 26,485,489 55,234,653 9,694,874 35,137,067 85,665,600 36,558,586 44,244,198 90,146,201 301,695,610 19,702,440 Other Liabilities 6,712,532 45,519,731 10,667,591 12,423,378 20,889,697 15,069,928 11,838,651 36,386,191 226,508,630 6,986,957 Total Equity and Liabilities $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2021 ASSETS Total Utility Plant (1) $331,579,681 $114,541,647 $142,001,583 $95,284,016 $148,577,527 $32,536,138 $506,594,363 $100,680,327 $10,005,865,694 Depreciation 142,435,632 31,316,095 35,812,629 30,571,811 32,063,729 13,306,492 201,135,009 36,823,381 3,003,282,829 Net Plant 189,144,049 83,225,552 106,188,954 64,712,205 116,513,798 19,229,646 305,459,354 63,856,946 7,002,582,865 Other Assets 108,794,642 46,625,749 40,533,418 29,144,645 18,102,018 18,915,651 221,942,978 33,894,396 2,933,618,704 Total Assets $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 EQUITY & LIABILITIES Equity $97,164,114 $46,499,532 $70,982,902 $47,124,930 $44,658,405 $26,009,349 $221,387,486 $47,544,977 $4,296,839,556 Long-term Debt 91,663,182 64,732,812 59,839,283 40,320,152 77,445,465 8,657,065 132,318,295 41,475,552 3,846,943,350 Other Liabilities 109,111,395 18,618,957 15,900,187 6,411,768 12,511,946 3,478,883 173,696,551 8,730,813 1,792,418,663 Total Equity and Liabilities $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 2020 ASSETS Total Utility Plant (1) $318,287,714 $105,762,547 $136,401,073 $93,167,777 $136,024,055 $31,295,247 $485,937,949 $94,852,524 $9,523,593,174 Depreciation 135,357,688 30,604,592 33,733,177 30,030,233 29,721,328 12,453,573 191,050,581 34,604,970 2,873,633,542 Net Plant 182,930,026 75,157,955 102,667,896 63,137,544 106,302,727 18,841,674 294,887,368 60,247,554 6,649,959,632 Other Assets 111,876,461 36,521,552 41,066,903 31,398,384 9,399,341 19,392,330 272,351,372 31,038,692 2,957,214,843 Total Assets $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,174,475 EQUITY & LIABILITIES Equity $98,295,279 $46,723,586 $68,842,206 $46,129,270 $42,199,485 $25,873,313 $203,486,507 $47,430,142 $4,027,778,450 Long-term Debt 86,767,433 49,182,412 58,386,388 42,367,866 65,136,651 8,499,489 138,911,083 37,057,201 3,703,035,427 Other Liabilities 109,743,775 15,773,509 16,506,205 6,038,792 8,365,932 3,861,202 224,841,150 6,798,903 1,876,360,598 Total Equity and Liabilities $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,174,475 2019 ASSETS Total Utility Plant (1) $306,651,981 $96,672,808 $130,444,700 $87,832,533 $132,122,453 $29,928,431 $467,472,412 $92,035,009 $9,134,961,540 Depreciation 126,773,504 29,665,576 31,719,697 27,748,431 27,951,445 11,714,061 180,207,292 32,346,707 2,721,083,830 Net Plant 179,878,477 67,007,232 98,725,003 60,084,102 104,171,008 18,214,370 287,265,120 59,688,302 6,413,877,710 Other Assets 102,372,303 37,454,876 36,795,099 50,898,745 6,980,422 18,218,005 274,564,181 29,042,950 2,812,724,688 Total Assets $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $9,226,602,398 EQUITY & LIABILITIES Equity $101,620,390 $42,830,794 $66,213,366 $42,099,358 $37,495,589 $24,433,749 $209,820,389 $46,690,818 $3,909,397,649 Long-term Debt 82,023,823 45,894,735 54,273,127 36,586,865 62,633,074 7,936,405 116,061,274 35,215,285 3,576,482,089 Other Liabilities 98,606,567 15,736,579 15,033,609 32,296,624 11,022,767 4,062,221 235,947,638 6,825,149 1,740,722,659 Total Equity and Liabilities $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $9,226,602,398 Footnotes: (1) Including construction work in progress.